Strategy Shares Gold-Hedged Bond ETF (the “Fund”) Cboe Ticker: GOLY

December 20, 2024

The information in this Supplement amends certain information contained in the Fund’s current Prospectus, Summary Prospectus and Statement of Additional Information, each date September 1, 2024, as supplemented.

Effective January 5, 2025, the Fund’s name will change to “Strategy Shares Gold Enhanced Yield ETF”.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated September 1, 2024, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at (855) 4SS-ETFS or (855) 477-3837, or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.